UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015
_______________________________________
MasterCard Incorporated (Exact name of registrant as specified in its charter)
_______________________________________
Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant’s telephone number, including area code)
NOT APPLICABLE (Former name or former address, if changed since last report)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2015, MasterCard Incorporated (“MasterCard”) held its 2015 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of MasterCard’s Class A common stock, par value $0.0001 (“Class A common stock”) approved the MasterCard Amended and Restated Annual Incentive Compensation Plan (the “SEAICP”). The SEAICP had been previously approved by MasterCard’s Board of Directors (the “Board”), subject to stockholder approval.

The material features of the SEAICP are described in MasterCard’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2015 (the “Proxy Statement”). The description of the plan included in the Proxy Statement is incorporated herein by reference. The description of the SEAICP is qualified in its entirety by reference to the full text of the SEAICP, a copy of which is attached as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As indicated above, MasterCard held its Annual Meeting on June 9, 2015. Holders of Class A common stock at the close of business on April 15, 2015 (the “Record Date”) were entitled to vote at the Annual Meeting. A total of 986,653,393 shares of Class A common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following 13 director nominees to serve on the Board as directors for a one-year term expiring on the date of MasterCard’s 2016 annual meeting of stockholders:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Richard Haythornthwaite	919,860,261	1,220,801	2,868,407	62,703,924
Ajay Banga	920,726,531	360,256	2,862,682	62,703,924
Silvio Barzi	919,574,284	1,509,615	2,865,570	62,703,924
David R. Carlucci	920,073,369	1,014,420	2,861,680	62,703,924
Steven J. Freiberg	919,364,598	1,717,517	2,867,354	62,703,924
Julius Genachowski	920,082,187	991,130	2,876,152	62,703,924
Merit E. Janow	917,312,030	3,774,167	2,863,272	62,703,924
Nancy J. Karch	917,145,208	3,943,474	2,860,787	62,703,924
Marc Olivié	919,651,634	1,435,822	2,862,013	62,703,924
Rima Qureshi	916,955,315	4,126,257	2,867,897	62,703,924
José Octavio Reyes Lagunes	920,561,436	518,493	2,869,540	62,703,924
Jackson P. Tai	913,442,319	6,926,077	3,581,073	62,703,924
Edward Suning Tian	919,786,121	1,297,821	2,865,527	62,703,924

2. The holders of Class A common stock approved MasterCard’s executive compensation on an advisory basis:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
891,793,085	28,822,941	3,333,443	62,703,924

3. The holders of Class A common stock approved the SEAICP:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
907,927,419	12,425,758	3,596,292	62,703,924
4. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as MasterCard’s independent registered public accounting firm for 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
974,669,866	9,015,328	2,968,199	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	MasterCard Senior Executive Annual Incentive Compensation Plan, as amended and restated effective June 9, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 10, 2015	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	MasterCard Senior Executive Annual Incentive Compensation Plan, as amended and restated effective June 9, 2015.